UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2007

Item 1. Report to Stockholders.


Calvert
Investments that make a difference

E-Delivery Sign-up -- details inside

December 31, 2007

Annual Report

Calvert Tax-Free Reserves
          Money Market Portfolio
          Limited-Term Portfolio
          Long-Term Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
13

Report of Independent Registered Public Accounting Firm
15

Statements of Net Assets
16

Notes to Statements of Net Assets
34

Statements of Operations
35

Statements of Changes in Net Assets
36

Notes to Financial Statements
40

Financial Highlights
47

Explanation of Financial Tables
52

Proxy Voting and Availability of Quarterly Portfolio Holdings
54

Basis for Board's Approval of Investment Advisory Contract
54

Trustee and Officer Information Table
58

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Dear Shareholder:

The 12-month period ended December 31, 2007 was a particularly challenging environment for bond and money market mutual fund managers. Economic signals continued to be mixed and, during the second half of the reporting period, troubles in the U.S. subprime mortgage industry dramatically increased volatility in the bond market. Some money market and bond funds that had been reaching for additional yield by purchasing risky assets, such as structured investment vehicles (SIVs), had substantial losses over the course of the year as the value of those subprime-related assets plummeted.

Calvert's money market and tax-exempt bond funds were able to weather the subprime storm very well. While credit problems unrelated to the subprime turmoil weighed down performance in some of our tax-exempt bond funds, we were able to avoid the most problematic securities--such as asset-backed commercial paper and subprime-related SIVs--that got others in trouble.

Over the course of the year, the three-month Treasury bill yield fell more than one-and-a-half percentage points to 3.36% as investors rushed for the safety of Treasuries, pushing yields down across all maturities. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not as dramatically. The Lipper General Municipal Debt Index gained 1.38% in 2007.

Subprime Difficulties Roil the Markets

Investor concerns about subprime-related assets even spread to the municipal bond and money markets. The credit quality of bond insurers, which guarantee payments on some municipal notes, came under increased scrutiny, affecting the values of insured municipal obligations. In money markets, the market for asset-backed commercial paper, in which companies issue short-term paper with particular assets as collateral in order to fund longer-term purchases, essentially collapsed as investors stopped buying the paper. Also, banks became wary of lending to each other as a result of not knowing the extent of the subprime exposure faced by other banks, which drove interbank lending rates higher during the year.

The Federal Reserve's monetary policy shifted from maintaining the target federal funds rate at a steady 5.25% (where it had been since June 2006) during the first half of the year to easing policy starting in August. The Fed initially cut the discount rate, which is the rate that it charges banks to borrow directly from the Fed, to relieve the credit crunch that resulted from the subprime crisis. It then began lowering both the discount rate and the fed funds rate, which finished the year at 4.25%, amid concerns that the economy could slide into recession.

Essential Roles of Money Market and Tax-Exempt Funds

Both money market and tax-exempt bond funds play key roles in many investors' portfolios. For the portion of your holdings that requires the most liquidity, consider a money market fund. Although, like all mutual funds, their principal is not guaranteed, they can provide a useful combination of stability and liquidity. Tax-exempt funds, of course, make a useful portfolio allocation for investors seeking income that is free from federal and, in some cases, state taxation, as well as the potential for some capital appreciation. And always keep in mind the risks of fixed-income investing, including credit and interest rate risk.

Benefits of Professional Management

Bonds are complex investments, which is why many investors choose to invest in professionally managed bond funds. Beginning with Calvert First Government Money Market Fund, Calvert has been managing fixed income funds for more than 30 years, and our fixed income portfolio team continually refines its investment process. They monitor the yield curve, analyze credit quality, and opportunistically move in and out of sectors--all strategies required to be successful in managing diversified bond portfolios. Notably, Calvert's professionally managed bond funds ably navigated the turbulent markets of the third and fourth quarters, an accomplishment that would have been much more difficult for holders of individual bonds. For example, our investment management team has been closely monitoring the financial condition of bond insurers to gain insight into their credit quality, which is knowledge that holders of individual bonds would not be able to easily access.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management, including nearly $9 billion in fixed-income assets. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds.

With over a quarter century of experience managing fixed-income portfolios, we believe that Calvert has the depth of expertise needed to navigate these challenging market conditions.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2008

Calvert Tax-Free Reserves Money Market Portfolio

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information

primary investments
tax-exempt
money market

NASDAQ symbol
CTMXX

CUSIP number
131620-10-6

Performance

For the 12-month period ended December 31, 2007, Calvert Tax-Free Reserves Money Market Portfolio O shares returned 3.06%, versus 3.00% for the Lipper Tax-Exempt Money Market Funds Average.

Investment Climate

Over the 12 months ended December 31, 2007, economic and job growth, as well as the pace of inflation, slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.5% annualized pace for 2007,1 slightly below its long-term average. The annual rate of growth of core inflation,2 after some fluctuations, ended the period at 2.2%, which is slightly above the Federal Reserve's (Fed) comfort zone. Unemployment held steady for much of the year before an uptick to 5.0% in December.3

Long-term interest rates for corporate bonds were generally unchanged to slightly higher. But yields for Treasury securities plunged during the year as investors sought safety, with the three-month Treasury bill yield falling more than one-and-a-half percentage points to 3.36%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of economic growth and sticky inflation, the Fed had intended to stay on the sidelines throughout the year and keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Companies found it harder to issue short-term, unsecured debt to cover short-term liabilities and fell back on bank-supplied lines of credit. Anticipating big draws on these accounts, banks began to hoard cash, which drove money markets higher before the Fed made a surprise cut in the bank discount rate in mid-August--which made it less expensive for member banks to borrow directly from the Fed. To further assuage the markets, the Fed cut its target fed funds rate several times in the latter months of the year, bringing it to 4.25% by year-end.

Portfolio Strategy

During the first half of 2007, the market shifted from expecting a Fed interest rate cut to expecting the Fed to hold its target interest rate steady for the remainder of the year. Since this shift pushed interest rates up, we increased our purchase of municipal notes to capture the higher yields. Of course, mid-year problems stemming from the woes in the subprime mortgage market changed market expectations once again, back to a consensus view that the Fed would reduce interest rates. As a result, demand for notes with fixed interest rates increased, driving their yields lower. Therefore, our purchases during the second half of the year were directed toward daily and weekly variable rate demand notes.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse of a major capital markets player--seem to have thus far diffused some of the turmoil in the financial markets. Looking ahead, the deep housing slump has notably increased the risk of recession. Also, the rise in commodity prices and the falling value of the dollar may keep the inflation rate from declining. So, we believe the Fed will further reduce the target fed funds rate in 2008. These conditions certainly indicate challenging times for fixed-income investors, but we will remain on watch for attractive buying opportunities.

January 2008

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1.   GDP data for the fourth quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.5% pace of growth for the year (source: Wall Street Journal survey of forecasters).

2.   Core Personal Consumption Expenditures (PCE) data available through November 2007.

3.   Employment data though December 2007.

Past performance is no guarantee of future returns. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Portfolio Statistics
weighted average maturity
12.31.07	27 days
12.31.06	25 days

Investment Allocation
(% of Total Investments)
Municipal Variable Rate Demand Notes	85%
Other Municipal Notes	15%
Total	100%

Class O average annual total return as of 12.31.07
1 year	3.06%
5 year	1.75%
10 year	2.23%

Institutional class average annual total return as of 12.31.07
1 year	3.32%
5 year	2.04%
10 year	2.55%

7-day simple/ effective yield as of 12.31.07
Class O	2.83%/2.87%
Class I	3.09%/3.14%

Calvert Tax-Free Reserves Limited-Term Portfolio

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information

primary investments
short-term
tax-exempt bonds

NASDAQ symbol
CTFLX

CUSIP number
131620-20-5

Performance

Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares (at NAV) returned

-1.75% for the 12-month reporting period ended December 31, 2007. The benchmark Lehman Municipal 1-Year Bond Index returned 4.37% and the Lipper Short Municipal Debt Funds Average returned 3.11%. Credit-quality issues with several holdings were the primary reason for this underperformance. We have been actively seeking to resolve these issues.

Investment Climate

Over the 12 months ended December 31, 2007, economic and job growth, as well as the pace of inflation, slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.5% annualized pace for 2007,1 slightly below its long-term average. The annual rate of growth of core inflation,2 after some fluctuations, ended the period at 2.2%, which is slightly above the Federal Reserve's (Fed) comfort zone. Unemployment held steady for much of the year before an uptick to 5.0% in December.3

Long-term interest rates for corporate bonds were generally unchanged to slightly higher. But yields for Treasury securities plunged during the year as investors sought safety, with the three-month Treasury bill yield falling more than one-and-a-half percentage points to 3.36%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of economic growth and sticky inflation, the Fed had intended to stay on the sidelines throughout the year and keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality bonds widened sharply. The Fed's initial attempt to calm the markets was a surprise cut in the bank discount rate in mid-August--which made it less expensive for member banks to borrow directly from the Fed. To further assuage the markets, the Fed cut its target fed funds rate several times in the latter months of the year, bringing it to 4.25% by year-end.

Portfolio Strategy

The market for short-term municipal securities was a volatile one in 2007. Average interest rates on AAA rated, one- to three-year municipal notes rose about 0.30 percentage points during the first half of the year, then declined roughly 0.50 percentage points as the Fed began reducing its target federal funds rate in the second half.

Interest-rate spreads between higher and lower credit-quality securities were narrow at the beginning of 2007, so investors were not receiving much compensation for taking on credit risk. We expected this to change, so we concentrated new purchases on higher- quality securities during the year. This strategy proved correct, as the difference in yield between short-term, BBB rated municipals and short-term, AAA rated notes doubled from 0.30 percentage points to 0.60 percentage points.

While most of the holdings appreciated in value during the year, credit-quality issues (default) with three of the Portfolio's securities outweighed the gains. These include a resort revenue bond that has been unable to generate sufficient revenue to make timely payments on its debt, and two revenue bonds for multi-family housing, which have suffered occupancy declines due to the growth in single-family housing units. As a result, the Portfolio realized its first negative total return for the year since its 1981 inception.

As previously reported, the Portfolio's investment in illiquid securities continues to exceed the 15% net asset limitation. (Illiquid securities are infrequently traded or cannot otherwise be converted to cash quickly.) The Portfolio will avoid investing in illiquid investments while they exceed the 15% limitation. In addition, we will continue to monitor holdings of illiquid securities and actively seek to reduce the percentage of assets invested in illiquid securities.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse of a major capital markets player--seem to have thus far diffused some of the turmoil in the financial markets. Looking forward, the deep housing slump has notably increased the risk of recession. Also, the rise in commodity prices and the falling value of the dollar may keep the inflation rate from declining. So, we believe the Fed will further reduce the target fed funds rate in 2008.

Given the current environment, we plan to continue concentrating new purchases on high quality securities. We are also actively seeking to reduce our illiquid holdings and our management team continues to diligently work through the Portfolio's credit-quality issues.

These conditions certainly indicate challenging times for fixed-income investors, but we will remain on watch for attractive buying opportunities.

January 2008

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1.   GDP data for the fourth quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.5% pace of growth for the year (source: Wall Street Journal survey of forecasters).

2.   Core Personal Consumption Expenditures (PCE) data available through November 2007.

3.   Employment data though December 2007.

Portfolio Statistics

monthly dividend yield
12.31.07	2.22%
12.31.06	2.19%

30 day SEC yield
12.31.07	2.73%
12.31.06	3.07%

weighted average maturity
12.31.07	1.01 years
12.31.06	1.02 years

effective duration
12.31.07	303 days
12.31.06	325 days

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.07)

	CTFR Limited-Term Portfolio	Lipper Short Municipal Debt Funds Average	Lehman 1 Year Municipal Bond Index**
1 year	(1.75%)	3.11%	4.37%
5 year*	0.87%	2.13%	2.36%
10 year*	2.31%	3.05%	3.44%

Total return at NAV does not reflect the deduction of the Portfolio's 1.00% front-end sales charge.

*     Average annual return

**   Unlike a fund, the Index does not incur expenses and is not available for investment.

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

average annual total return as of 12.31.07
1 year	(2.77%)
5 year	0.66%
10 year	2.20%

*Source: Lipper Analytical Services, Inc.

Economic Sectors	(% of Total Investments)
Education	3.5%
Higher Education	4.2%
Hospital	2.0%
Industrial Development Revenue/Pollution
Control Revenue	9.4%
Lease/Certificate of Participation	1.3%
Lifecare	1.0%
Local General Obligation	12.3%
Multifamily Housing	25.0%
Municipals	0.3%
Other Healthcare	1.1%
Other Revenue	8.3%
Other Transportation	1.4%
Port	3.7%
Prerefunded/Escrow to Maturity	7.0%
Resource Recovery	2.3%
Single Family Housing	8.1%
Special Tax	0.8%
State General Obligation	6.0%
Transportation	2.0%
Water & Sewer	0.3%
Total	100%

Calvert Tax-Free Reserves Long-Term Portfolio

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information

asset allocation
long-term
tax-exempt bonds

NASDAQ symbol
CTTLX

CUSIP number
131620-30-4

Performance

For the one-year period ended December 31, 2007, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares (at NAV) returned 1.80%. The benchmark Lehman Municipal Bond Index returned 3.36% for the same period, while the Lipper General Municipal Debt Funds Average gained 1.15%.

Investment Climate

Over the 12 months ended December 31, 2007, economic and job growth, as well as the pace of inflation, slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.5% annualized pace for 2007,1 slightly below its long-term average. The annual rate of growth of core inflation,2 after some fluctuations, ended the period at 2.2%, which is slightly above the Federal Reserve's (Fed) comfort zone. Unemployment held steady for much of the year before an uptick to 5.0% in December.3

Long-term interest rates for corporate bonds were generally unchanged to slightly higher. But yields for Treasury securities plunged during the year as investors sought safety, with the three-month Treasury bill yield falling more than one-and-a-half percentage points to 3.36%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of economic growth and sticky inflation, the Fed had intended to stay on the sidelines throughout the year and keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality bonds widened sharply. The Fed's initial attempt to calm the markets was a surprise cut in the bank discount rate in mid-August--which made it less expensive for member banks to borrow directly from the Fed. To further assuage the markets, the Fed cut its target fed funds rate several times in the latter months of the year, bringing it to 4.25% by year-end.

Portfolio Strategy

Last year was a fairly volatile one for municipal securities. Interest rates rose across all maturities in the first half of the year but the yield curve steepened in the second half, as short-term interest rates declined significantly more than long-term rates. Interest rates for AAA rated municipal notes with two-year maturities ended the year 0.50 percentage points lower than at the beginning of the period, while those with 30-year maturities increased 0.25 percentage points over the year.

At the beginning of 2007, the difference in yields of higher and lower credit quality securities was narrow, so investors were not receiving much compensation for taking on additional risk. Since we expected this to change, we concentrated new purchases on higher quality securities. By the end of the year, spreads between yields of short-term BBB rated and AAA rated municipals had doubled.

Portfolio performance was negatively impacted by a previously defaulted bond, which further declined in price during the year as values of similar bonds fell. The Portfolio's return on housing bonds relative to the Index also detracted from performance.

On the other hand, the Portfolio's allocations to higher-credit-quality bonds, such as pre-refunded bonds (municipal bonds backed by various U.S. government securities), insured bonds, and general obligation bonds, were positive contributors to performance. Treasury futures, used to hedge against changes in interest rates, also helped performance.

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse of a major capital markets player--seem to have thus far diffused some of the turmoil in the financial markets. Looking forward, the deep housing slump has notably increased the risk of recession. Also, the rise in commodity prices and the falling value of the dollar may keep the inflation rate from declining. So, we believe the Fed will further reduce the target fed funds rate in 2008.

Municipal bond issuance reached record levels last year, as state and local governments sought to finance new projects and refinance existing debt. Voters nationwide again approved a wide variety of projects in November elections, so issuance in 2008 is expected to remain high. While the difference in yields of higher and lower quality bonds has widened in recent months, we continue to remain defensive from a credit standpoint because we believe more widening could occur.

These conditions certainly indicate challenging times for fixed-income investors, but we will remain on watch for attractive buying opportunities.

January 2008

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1.    GDP data for the fourth quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.5% pace of growth for the year (source: Wall Street Journal survey of forecasters).

2.    Core Personal Consumption Expenditures (PCE) data available through November 2007.

3.    Employment data though December 2007.

Portfolio Statistics
monthly dividend yield
12.31.07	3.63%
12.31.06	3.54%

30 day SEC yield
12.31.07	3.78%
12.31.06	3.78%

weighted average maturity
12.31.07	15 years
12.31.06	14 years

effective duration
12.31.07	5.40 years
12.31.06	6.00 years

Comparative Investment Performance (Total Return at NAV)

(as of 12.31.07)

	CTFR Long-Term Portfolio	Lipper General Municipal Debt Funds Average	Lehman Municipal Bond Index**
1 year	1.80%	1.15%	3.36%
5 year*	3.43%	3.48%	4.30%
10 year*	4.42%	4.08%	5.18%

Total return at NAV does not reflect the deduction of the Portfolio's 3.75% front-end sales charge.

*    Average annual return

**    Source: Lipper Analytical Services, Inc. Unlike a fund, the Index does not incur expenses and is not available for investment.

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns.

average annual total return as of 12.31.07
1 year	(2.04%)
5 year	2.64%
10 year	4.02%

*Source: Lipper Analytical Services, Inc.

Economic Sectors
(% of Total Investments)
Airport	1.1%
Higher Education	3.7%
Industrial Development Revenue/Pollution Control Revenue	17.0%
Lease/Certificate of Participation	5.5%
Local General Obligation	19.7%
Multifamily Housing	9.3%
Other Transportation	3.9%
Prerefunded /Escrow to Maturity	13.6%
Special Tax	16.2%
State General Obligation	4.0%
Water & Sewer	6.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Class O
Actual	$1,000.00	$1,015.00	$3.36
Hypothetical	$1,000.00	$1,021.87	$3.37
(5% return per year before expenses
Institutional Class
Actual	$1,000.00	$1,016.30	$2.08
Hypothetical	$1,000.00	$1,023.14	$2.09
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.66%, and 0.41% for Class O and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Limited-Term	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 1/1/07 - 12/31/07
Actual	$1,000.00	$989.70	$4.00
Hypothetical	$1,000.00	$1,021.19	$4.06
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365.

Long-Term	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$1,021.70	$4.58
Hypothetical	$1,000.00	$1,020.67	$4.58
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of the Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios (collectively, the Portfolios), each a series of Calvert Tax-Free Reserves, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Reserves Money Market, Limited-Term and Long-Term Portfolios as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Money Market Portfolio
Statement of Net Assets
December 31, 2007

	Principal
Municipal Obligations - 98.3%	Amount	Value
Alabama - 5.5%
Alabama State MFH Revenue VRDN, 3.47%, 4/1/14, LOC: AmSouth
Bank (r)	$1,925,000	$1,925,000
Auburn Alabama Industrial Development Board VRDN, 3.53%, 5/1/20,
LOC: Allied Irish Bank (r)	3,420,000	3,420,000
Birmingham Alabama Private Education Building Authority Revenue
VRDN, 3.45%, 4/1/13, LOC: AmSouth Bank (r)	2,015,000	2,015,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 3.38%, 4/1/21, LOC: Bank of America (r)	8,500,000	8,500,000
Colbert County Alabama Industrial Development Board Revenue
VRDN, 3.62%, 10/1/11, LOC: Wachovia Bank (r)	1,575,000	1,575,000
Daphne Alabama Special Care Facilities Financing Authority Revenue
Bonds, Zero Coupon, 8/15/28 (prerefunded 8/15/08 @ 100)	5,000,000	4,886,533
Huntsville Alabama Industrial Development Board Revenue VRDN,
3.77%, 11/1/26, LOC: First Commercial Bank (r)	2,685,000	2,685,000
Mobile County Alabama IDA Revenue VRDN, 3.62%, 4/1/20,
LOC: Wachovia Bank (r)	2,710,000	2,710,000
Northport Alabama MFH Revenue VRDN:
3.57%, 9/3/15, LOC: AmSouth Bank (r)	1,360,000	1,360,000
3.47%, 7/1/18, LOC: AmSouth Bank (r)	4,215,000	4,215,000
Taylor-Ryan Alabama Improvement District Revenue VRDN, 3.46%,
11/1/35, LOC: Columbus Bank & Trust (r)	13,800,000	13,800,000
Tuscaloosa County Alabama IDA Revenue VRDN, 3.62%, 12/1/23,
LOC: Regions Bank (r)	3,680,000	3,680,000

Arizona - 1.9%
Arizona State Health Facilities Authority Revenue VRDN, 3.44%,
12/1/37, LOC: Sovereign Bank, C/LOC: Lloyds TSB Bank (r)	5,000,000	5,000,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
3.59%, 8/1/22, LOC: Farm Credit Services, C/LOC: Key Bank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 3.45%, 1/15/32, LOC: Fannie
Mae (r)	8,875,000	8,875,000

Arkansas - 1.1%
Arkansas State MFH Development Finance Authority VRDN:
3.50%, 10/1/30, LOC: Regions Bank (r)	5,200,000	5,200,000
3.52%, 11/1/31, LOC: First Tennessee Bank (r)	5,000,000	5,000,000

California - 1.9%
California State Pollution Control Financing Authority Revenue VRDN:
3.50%, 9/1/10, LOC: Bank of the West (r)	2,605,000	2,605,000
3.52%, 3/1/16, LOC: Comerica Bank (r)	2,090,000	2,090,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
California Statewide Communities Development Authority Special Tax
Revenue VRDN, 3.55%, 5/1/22, LOC: Bank of the West, C/LOC:
CalSTRs (r)	$1,625,000	$1,625,000
Fresno California Revenue VRDN, 3.40%, 5/1/15,
LOC: U.S. Bank (r)	900,000	900,000
Los Angeles California Regional Airports Improvement Corp. Revenue
VRDN, 3.65%, 12/1/25, LOC: Societe Generale (r)	1,272,245	1,272,245
Oxnard California Industrial Development Financing Authority
VRDN, 3.71%, 12/1/34, LOC: City National Bank (r)	2,485,000	2,485,000
Victorville California MFH Revenue VRDN, 3.70%, 12/1/15,
LOC: Citibank (r)	6,015,000	6,015,000

Colorado - 3.4%
Colorado State Education Loan Program Tax & Revenue Anticipation
Notes, 4.50%, 7/5/08	5,000,000	5,020,539
Colorado State Housing and Finance Authority Revenue VRDN:
3.45%, 10/15/16, CA: Fannie Mae (r)	22,660,000	22,660,000
3.45%, 10/1/30, BPA: FHLB, CF: Colorado - HFA (r)	480,000	480,000
Westminster Colorado Economic Development Authority Tax
Allocation Revenue VRDN, 3.46%, 12/1/28,
LOC: Depfa Bank plc (r)	3,000,000	3,000,000

Delaware - 0.7%
State of Delaware GO Bonds:
4.00%, 5/1/08	4,075,000	4,079,286
5.00%, 7/1/08	1,925,000	1,937,456

Florida - 1.2%
Alachua County Florida Health Facilities Authority Revenue VRDN,
3.75%, 10/1/32, LOC: BNP Paribas (r)	2,000,000	2,000,000
Collier County Florida MFH Finance Authority Revenue VRDN,
3.51%, 7/15/34, CF: Fannie Mae (r)	2,900,000	2,900,000
Florida State Board of Education GO Revenue Bonds, 4.00%, 6/1/08	3,075,000	3,079,336
Orlando and Orange County Florida Expressway Authority Revenue
VRDN , 3.41%, 7/1/32, BPA: Dexia Credit Local, FSA Insured (r)	3,200,000	3,200,000

Georgia - 4.6%
Atlanta Georgia Urban MFH Finance Authority Revenue VRDN,
3.49%, 4/1/34, LOC: SunTrust Bank (r)	4,490,000	4,490,000
Atlanta Georgia Water and Wastewater Revenue VRDN, 3.40%,
11/1/38, BPA: Dexia Credit Local, FSA Insured (r)	7,230,000	7,230,000
Columbus Georgia Downtown IDA Revenue VRDN, 3.57%, 8/1/15,
LOC: Columbus Bank & Trust (r)	6,440,000	6,440,000
Fulton County Georgia IDA Revenue VRDN, 4.20%, 12/1/10,
LOC: Branch Bank & Trust (r)	1,500,000	1,500,000
Macon-Bibb County Georgia IDA Revenue VRDN, 3.52%, 7/1/15,
LOC: AmSouth Bank (r)	1,000,000	1,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - Cont'd
Rome Georgia MFH Revenue VRDN, 3.57%, 7/1/34, LOC: Regions
Bank (r)	$7,650,000	$7,650,000
Savannah Georgia Economic Development Authority Revenue VRDN,
3.44%, 11/1/26, LOC: SunTrust Bank (r)	6,300,000	6,300,000
Waleska Georgia Downtown Development Authority Revenue VRDN,
3.45%, 10/1/28, LOC: Regions Bank (r)	6,465,000	6,465,000
Warner Robins Georgia Downtown Development Authority Revenue
VRDN, 3.67%, 9/1/34, LOC: Columbus Bank & Trust (r)	1,300,000	1,300,000

Hawaii - 1.8%
Hawaii State Department Budget and Finance Revenue VRDN:
3.55%, 5/1/19, LOC: First Hawaiian Bank (r)	12,155,000	12,155,000
3.50%, 12/1/21, LOC: Union Bank (r)	4,465,500	4,465,500

Idaho - 0.8%
Idaho State Health Facilities Authority Revenue VRDN, 3.65%, 7/1/35,
BPA: Bayerische Landesbank Girozentrale, FSA Insured (r)	4,655,000	4,655,000
Idaho State Tax Anticipation Notes, 4.50%, 6/30/08	3,000,000	3,011,009

Illinois - 5.0%
Illinois State Development Finance Authority Revenue VRDN:
3.43%, 6/1/19, LOC: Northern Trust Co. (r)	6,565,000	6,565,000
3.45%, 2/15/35, LOC: Marshall & Ilsley Bank (r)	7,000,000	7,000,000
3.43%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Finance Authority Revenue VRDN:
3.66%, 11/15/24, LOC: Wachovia Bank (r)	6,000,000	6,000,000
3.66%, 5/15/35, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Illinois State Metropolitan Pier and Exposition Authority Revenue
VRDN, 3.59%, 12/15/23, BPA: Merrill Lynch, FSA Insured (r)	14,120,000	14,120,000
Springfield Illinois Community Improvement Revenue VRDN,
3.45%, 9/1/17, LOC: Harris National (r)	5,000,000	5,000,000

Indiana - 4.0%
Allen County Indiana Economic Development Revenue VRDN,
3.70%, 11/1/09, LOC: JPMorgan Chase Bank (r)	1,000,000	1,000,000
Elkhart County Indiana Economic Development Revenue VRDN,
3.68%, 4/1/28, LOC: FHLB (r)	2,425,000	2,425,000
Indiana State Development Finance Authority Revenue VRDN:
3.65%, 7/1/18, LOC: JPMorgan Chase Bank (r)	1,275,000	1,275,000
3.80%, 4/1/22, LOC: JPMorgan Chase Bank (r)	795,000	795,000
3.48%, 1/1/27, LOC: National City Bank (r)	6,445,000	6,445,000
Jasper County Indiana Industrial Economic Recovery Revenue VRDN,
3.54%, 2/1/22, LOC: Farm Credit Services, C/LOC: Rabobank (r)	5,275,000	5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN, 3.84%,
5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	5,150,000	5,150,000
Spencer County Indiana Industrial Pollution Control Revenue VRDN,
3.84%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	3,200,000	3,200,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Indiana - Cont'd
Terre Haute Indiana International Airport Authority Revenue VRDN,
3.62%, 2/1/21, LOC: Old National Bank, C/LOC: Northern
Trust Co. (r)	$2,090,000	$2,090,000
Valparaiso Indiana Industrial Economic Development Revenue VRDN,
3.55%, 5/1/31, LOC: Marshall & Ilsley Bank (r)	4,985,000	4,985,000
Vigo County Indiana Industrial Economic Development Revenue
VRDN, 3.62%, 5/1/16, LOC: Old National Bank,
C/LOC: Wells Fargo Bank (r)	3,900,000	3,900,000

Iowa - 1.4%
Iowa State Finance Authority Revenue VRDN, 3.54%, 7/1/18,
LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
Iowa State Higher Education Loan Authority Revenue Bonds:
Loras College, 4.50%, 5/20/08, LOC: LaSalle Bank	1,000,000	1,002,765
Morningside, 4.50%, 5/20/08, LOC: U.S. Bank	1,250,000	1,253,689
Iowa State School Cash Anticipation Notes, 4.50%, 6/27/08,
FSA Insured	7,000,000	7,025,260

Kentucky - 3.6%
Kentucky State Tax and Revenue Anticipation Notes, 4.50%, 6/26/08	8,000,000	8,029,464
Lexington-Fayette Kentucky Urban County Educational Facilities
Revenue VRDN, 3.46%, 5/1/25, LOC: Fifth Third Bank (r)	4,825,000	4,825,000
Mayfield Kentucky Multi City Lease Revenue VRDN, 3.50%,
7/1/26, LOC: Fifth Third Bank (r)	3,225,000	3,225,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 3.46%, 6/1/34, LOC: U.S. Bank (r)	10,635,500	10,635,500
Northern Kentucky Port Authority Industrial Building Revenue
VRDN, 3.46%, 12/1/21, LOC: Fifth Third Bank (r)	3,625,000	3,625,000
Winchester Kentucky Industrial Building Revenue VRDN, 3.64%,
10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000

Louisiana - 3.2%
Jefferson County Louisiana Special Sales Tax Revenue VRDN, 3.52%,
12/1/22, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	10,400,000	10,400,000
Louisiana State HFA Revenue VRDN, 3.55%, 9/15/40,
LOC: Charter One Bank (r)	5,000,000	5,000,000
Louisiana State Public Facilities Authority Revenue VRDN, 3.53%,
12/1/14, LOC: Regions Bank (r)	1,505,000	1,505,000
New Orleans Louisiana Aviation Board Revenue VRDN, 3.50%,
8/1/16, LOC: Dexia Credit Local, MBIA Insured (r)	12,560,000	12,560,000

Maryland - 2.7%
Baltimore Maryland MFH Revenue VRDN, 3.46%, 4/15/34,
LOC: Fannie Mae (r)	8,194,000	8,194,000
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 3.44%, 3/1/30, LOC: SunTrust Bank (r)	2,600,000	2,600,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - Cont'd
Maryland State Health and Higher Educational Facilities Authority Revenue
VRDN, 3.44%, 1/1/21, LOC: M&T Trust Co. (r)	$7,905,000	$7,905,000
Montgomery County Maryland GO Bonds, 5.00%, 5/1/08	5,700,000	5,725,269

Massachusetts - 1.9%
Massachusetts State Development Finance Agency Revenue VRDN:
3.44%, 5/15/34, LOC: Sovereign Bank, C/LOC: Lloyds TSB
Bank (r)	1,390,000	1,390,000
3.67%, 10/1/42, BPA: Societe Generale, XL Capital Assurance
Insured (r)	7,240,000	7,240,000
Massachusetts State GO Bonds:
5.50%, 2/1/08, MBIA Insured	6,000,000	6,009,151
5.00%, 5/1/08, GIFG Assurance Insured	3,000,000	3,013,013

Michigan - 0.2%
Kent Michigan Hospital Finance Authority Revenue VRDN, 3.46%,
11/1/10, LOC: Fifth Third Bank (r)	1,500,000	1,500,000

Minnesota - 1.9%
Minnesota State Higher Education Facilities Authority Revenue
VRDN, 3.44%, 4/1/27, LOC: Allied Irish Bank (r)	3,335,000	3,335,000
Richfield Minnesota MFH Revenue VRDN, 3.50%, 3/1/34,
LOC: Freddie Mac (r)	6,610,000	6,610,000
St. Louis Park Minnesota MFH Revenue VRDN, 3.50%, 8/1/34,
LOC: Freddie Mac (r)	7,292,000	7,292,000

Mississippi - 7.6%
Mississippi Business Finance Corp. Revenue VRDN:
3.62%, 11/1/13, LOC: First Tennessee Bank (r)	1,870,000	1,870,000
3.45%, 3/1/17, LOC: PNC Bank (r)	8,485,000	8,485,000
3.50%, 12/1/36, LOC: Hancock Bank (r)	9,900,000	9,900,000
Mississippi State Development Bank SO Revenue VRDN:
3.52%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	7,165,000	7,165,000
3.52%, 12/1/23, BPA: JPMorgan Chase Bank, AMBAC Insured (r)	12,246,000	12,246,000
Mississippi State Development Bank Special GO VRDN:
3.52%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	7,930,000	7,930,000
3.52%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured (r)	2,765,000	2,765,000
3.52%, 1/1/40, BPA: BNP Paribas, AMBAC Insured (r)	15,000,000	15,000,000
Mississippi State GO Bonds, 6.20%, 2/1/08	4,060,000	4,069,320

Missouri - 1.9%
Carthage Missouri IDA Revenue VRDN, 3.64%, 9/1/30, LOC:
Wachovia Bank (r)	2,000,000	2,000,000
Kansas City Missouri IDA & MFH Revenue VRDN, 3.50%, 9/15/32,
LOC: Fannie Mae (r)	4,000,000	4,000,000
Missouri State Development Finance Board Revenue VRDN, 3.59%,
9/1/08, LOC: CoBank, C/LOC: BNP Paribas (r)	1,405,000	1,405,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Missouri - Cont'd
Missouri State Health & Educational Facilities Authority Revenue
VRDN, 3.39%, 6/1/33, LOC: U.S. Bank, FGIC Insured (r)	$9,700,000	$9,700,000

Nevada - 1.1%
Clark County Nevada School District GO Bonds, 5.00%, 6/15/08,
FSA Insured	5,000,000	5,029,646
Las Vegas Nevada GO Revenue VRDN, 3.63%, 6/1/36, LOC: Lloyds
TSB Bank plc (r)	5,450,000	5,450,000

New Hampshire - 2.1%
New Hampshire State Health & Education Facilities Authority Revenue
VRDN:
3.45%, 10/1/23, LOC: Bank of America (r)	3,100,000	3,100,000
3.44%, 7/1/32, LOC: Citibank (r)	16,600,000	16,600,000

New Mexico - 1.3%
New Mexico State GO Bonds:
5.00%, 3/1/08	3,925,000	3,933,423
4.50%, 6/30/08	8,000,000	8,030,114

New York - 4.2%
Albany New York IDA Revenue VRDN, 3.46%, 6/1/34, LOC:
M&T Trust Co. (r)	6,000,000	6,000,000
Jay Street Development Corp. New York Courts Facility Lease Revenue
VRDN, 3.54%, 5/1/20, LOC: DEPFA Bank plc (r)	1,500,000	1,500,000
Metropolitan New York Transportation Authority Revenue VRDN,
3.56%, 11/2/26, LOC: BNP Paribas (r)	1,000,000	1,000,000
Monroe County New York IDA Revenue VRDN, 3.50%, 12/1/34,
LOC: M&T Trust Co. (r)	1,540,000	1,540,000
New York City New York GO VRDN, 3.39%, 8/1/34, LOC: Bank
of America (r)	2,000,000	2,000,000
New York City New York IDA Revenue VRDN, 3.50%, 2/1/35,
LOC: M&T Trust Co. (r)	2,010,000	2,010,000
New York City New York Municipal Water Finance Authority Revenue
VRDN, 3.54%, 6/15/35 (r)	7,000,000	7,000,000
New York State Housing Finance Agency Revenue VRDN, 3.60%,
5/15/37 (r)	18,000,000	18,000,000

North Carolina - 0.5%
North Carolina State GO Bonds:
4.50%, 3/1/08	3,000,000	3,004,152
5.00%, 3/1/08	1,500,000	1,503,221

North Dakota - 0.6%
Traill County North Dakota Solid Waste Disposal Revenue VRDN,
3.69%, 3/1/13, LOC: Wells Fargo Bank (r)	5,750,000	5,750,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Ohio - 3.3%
Blue Ash Ohio Economic Development Revenue VRDN, 3.47%,
5/1/30, LOC: National City Bank (r)	$10,875,000	$10,875,000
Butler County Ohio Healthcare Facilities Revenue VRDN, 3.46%,
9/1/22, LOC: Fifth Third Bank (r)	3,720,000	3,720,000
Cuyahoga County Ohio Healthcare Facilities Revenue VRDN, 3.47%,
11/1/23, LOC: Fifth Third Bank (r)	3,930,000	3,930,000
Hamilton County Ohio Healthcare and Life Enriching Community
Revenue VRDN, 3.40%, 1/1/37, LOC: PNC Bank (r)	5,645,000	5,645,000
Ohio State Air Quality Development Authority Revenue VRDN,
3.45%, 12/1/23, LOC: Key Bank (r)	4,000,000	4,000,000
Ohio State Higher Educational Facility Commission Revenue VRDN,
3.47%, 9/1/26, LOC: Fifth Third Bank (r)	2,005,000	2,005,000

Oklahoma - 0.5%
Pittsburg County Oklahoma Economic Development Authority
Revenue VRDN, 3.51%, 10/1/21, LOC: PNC Bank (r)	5,000,000	5,000,000

Oregon - 0.9%
Oregon State GO Bonds, 4.50%, 6/30/08	8,000,000	8,033,363

Pennsylvania - 3.9%
Butler County Pennsylvania IDA Revenue VRDN:
3.48%, 9/1/27, LOC: National City Bank (r)	4,920,000	4,920,000
3.42%, 5/1/34, LOC: Bank of America (r)	1,350,000	1,350,000
Lawrence County Pennsylvania IDA Revenue VRDN, 3.54%,
12/1/15, LOC: National City Bank (r)	2,400,000	2,400,000
Montgomery County Pennsylvania IDA Revenue VRDN, 3.50%,
8/1/37, LOC: First Tennessee Bank (r)	2,145,000	2,145,000
Pennsylvania State GO Bonds, 5.00%, 3/1/08	4,000,000	4,008,587
Pennsylvania State Higher Educational Facilities Authority Revenue
VRDN:
3.44%, 11/1/29, LOC: National City Bank (r)	9,250,000	9,250,000
3.47%, 11/1/36, LOC: Sovereign Bank, C/LOC: UniCredito
Italiano Bank plc (r)	6,345,000	6,345,000
Temple University Pennsylvania Higher Education Revenue Bonds,
4.25%, 4/24/08	5,000,000	5,009,464

South Carolina - 0.8%
Dorchester County South Carolina IDA Revenue VRDN, 3.57%,
10/1/24, LOC: Bayerische HypoVereinsbank (r)	5,100,000	5,100,000
South Carolina State GO Bonds, 5.50%, 4/1/08	2,000,000	2,008,921

Tennessee - 6.1%
Knox County Tennessee Health Educational & Housing Facilities
Board Revenue VRDN, 3.72%, 12/1/29,
LOC: First Tennessee Bank (r)	4,100,000	4,100,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - Cont'd
Loudon Tennessee Industrial Development Board Revenue VRDN,
3.43%, 4/1/13, LOC: JPMorgan Chase Bank (r)	$1,995,000	$1,995,000
Memphis-Shelby County Tennessee IDA Revenue VRDN, 3.45%,
3/1/24, LOC: SunTrust Bank (r)	12,065,000	12,065,000
Metropolitan Government Nashville & Davidson County Tennessee
Health & Educational Facilities Revenue VRDN:
3.67%, 12/1/27, LOC: Regions Bank (r)	4,365,000	4,365,000
3.46%, 9/1/28, LOC: Fifth Third Bank (r)	2,700,000	2,700,000
Sevier County Tennessee Public Building Authority Revenue VRDN:
3.47%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured (r)	1,325,000	1,325,000
3.47%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured (r)	1,875,000	1,875,000
3.47%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,565,000	2,565,000
3.47%, 6/1/17, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	900,000	900,000
3.47%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured (r)	3,200,000	3,200,000
3.47%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured (r)	2,300,000	2,300,000
3.47%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured (r)	3,585,000	3,585,000
Shelby County Tennessee Health Educational and Housing
Facilities Board Revenue VRDN:
3.45%, 5/1/16, LOC: Allied Irish Bank (r)	1,900,000	1,900,000
3.19%, 9/1/16, LOC: First Tennessee Bank (r)	4,800,000	4,800,000
3.45%, 6/1/26, LOC: Allied Irish Bank (r)	4,900,000	4,900,000
3.46%, 12/1/34, LOC: First Tennessee Bank (r)	3,500,000	3,500,000

Texas - 4.1%
Garland Texas Independent School District GO VRDN, 3.75%, 6/15/29,
BPA: DEPFA Bank plc, GA: Texas Permanent School Fund (r)	7,875,000	7,875,000
HFDC of Central Texas Inc. Revenue VRDN, 3.45%, 5/15/38,
LOC: Sovereign Bank FSB, C/LOC: KBC Bank (r)	6,500,000	6,500,000
Red River Texas Educational Finance Revenue Bonds, 3.46%, 12/1/31,
LOC: Allied Irish Bank (r)	2,940,000	2,940,000
Tarrant County Texas Industrial Development Corp. Revenue VRDN,
3.64%, 9/1/27, LOC: JPMorgan Chase Bank (r)	4,000,000	4,000,000
Texas State GO Bonds, 4.50%, 8/28/08	3,000,000	3,015,182
Weslaco Texas Health Facilities Development Corp. VRDN, 3.54%,
6/1/23, BPA: Lehman Liquidity Co. LLC, Connie Lee Insured (r)	13,755,000	13,755,000

Utah - 4.2%
Utah State GO Bonds, 4.50%, 7/1/08	5,000,000	5,018,586
Utah State Housing Corp. Revenue VRDN, 3.54%, 7/1/36, BPA:
Bayerische Landesbank Girozentrale, CF: Utah Housing Corporation (r)	5,000,000	5,000,000
Utah State Municipal Securities Trust Certificates Revenue VRDN,
3.60%, 5/6/13, LOC: Bear Stearns (r)	28,865,000	28,865,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Vermont - 1.6%
Vermont State Educational and Health Buildings Financing
Agency Revenue VRDN:
3.46%, 10/1/30, LOC: Banknorth (r)	$10,755,000	$10,755,000
3.46%, 1/1/33, LOC: Banknorth (r)	3,695,000	3,695,000

Virginia - 0.8%
Richmond Virginia IDA Revenue VRDN, 3.80%, 5/1/35, LOC:
SunTrust Bank (r)	2,000,000	2,000,000
Virginia State Pocahontas Parkway Association Revenue Bonds,
Zero coupon:
8/15/13 (Prerefunded 8/15/08 @ 76.452)	2,800,000	2,102,391
8/15/14 (Prerefunded 8/15/08 @ 71.958)	1,100,000	777,544
8/15/17 (Prerefunded 8/15/08 @ 59.914)	2,095,000	1,238,280
8/15/19 (Prerefunded 8/15/08 @ 52.944)	2,000,000	1,046,141

Washington - 3.3%
Pierce County Washington Tacoma School District GO Bonds,
5.00%, 6/1/08, FGIC Insured	5,000,000	5,027,393
Seattle Washington Water System Revenue VRDN, 3.40%, 3/1/32,
LOC: Bayerische Landesbank (r)	4,900,000	4,900,000
Washington State GO Bonds:
4.00%, 1/1/08, FSA Insured	6,780,000	6,780,000
5.00%, 1/1/08, AMBAC Insured	7,100,000	7,100,000
Washington State Health Care Facilities Authority Revenue VRDN,
3.56%, 11/15/26 (r)	6,500,000	6,500,000

Wisconsin - 0.9%
Grafton Wisconsin IDA Revenue VRDN, 3.60%, 12/1/17, LOC:
U.S. Bank (r)	1,785,000	1,785,000
Wisconsin State Health and Educational Facilities Authority Revenue
VRDN, 3.53%, 11/1/23, LOC: U.S. Bank (r)	6,400,000	6,400,000

Wyoming - 1.8%
Gillette Wyoming Pollution Control Revenue VRDN, 3.46%, 1/1/18,
LOC: Barclays Bank (r)	16,200,000	16,200,000

TOTAL INVESTMENTS (Cost $901,813,743) - 98.3%		901,813,743
Other assets and liabilities, net - 1.7%		15,867,503
Net Assets - 100%		$917,681,246

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 901,924,758 shares outstanding		$901,813,686
Class I: 15,805,303 shares outstanding		15,804,047
Undistributed net investment income		63,513

Net Assets		$917,681,246

Net Asset Value Per Share
Class O: (based on net assets of $901,875,523)		$1.00
Institutional Class: (based on net assets of $15,805,723)		$1.00

See notes to statements of net assets and notes to financial statements.

Limited-Term Portfolio
Statement of Net Assets
December 31, 2007

	Principal
Municipal Obligations - 100.1%	Amount	Value
Alabama - 3.5%
Alabama State MFH Revenue VRDN:
Series I, 4.47%, 12/1/30 (r)	$2,280,000	$2,280,000
Series J, 4.47%, 12/1/30 (r)	4,130,000	4,130,000

Arizona - 1.2%
Glendale Arizona IDA Revenue Bonds, 4.40%, 12/1/14 (r)	950,000	949,915
Yavapai County Arizona IDA Solid Waste Disposal Revenue Bonds,
4.45%, 3/1/28 (mandatory put, 3/1/08 @ 100)(r)	1,370,000	1,370,110

California - 4.6%
California State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	310,000	312,604
6.00%, 12/1/10 (prerefunded)	430,000	464,882
6.00%, 12/1/10 (unrefunded balance)	570,000	615,908
California Statewide Communities Development Authority MFH
Revenue Bonds, 6.25%, 7/1/42 (mandatory put, 1/22/08 @ 100)(r)	6,625,000	6,624,205
California Statewide Communities Development Authority Revenue
COPs, 6.00%, 6/1/08	500,000	505,995

Colorado - 3.1%
Triview Colorado Metropolitan District GO Bonds:
Series 2003A, 3.60%, 11/1/23 (r)	4,835,000	4,836,160
Series 2006A, 3.60%, 11/1/23 (mandatory put, 11/1/08 @ 100)(r)	1,000,000	1,003,230

Florida - 6.8%
Dade County Florida Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,007,460
Palm Beach County Florida Revenue VRDN, 3.52%, 1/1/34 (r)	3,670,000	3,670,000
Polk County Florida Transportation Improvement Revenue Bonds,
5.00%, 12/1/25 (r)	3,500,000	3,650,185
University Athletic Association, Inc. Athletic Program Revenue Bonds:
3.75%, 10/1/27 (mandatory put, 10/1/11 @ 100) (r)	1,000,000	1,009,380
2.80%, 10/1/31 (mandatory put, 10/1/08 @ 100) (r)	1,285,000	1,277,688
3.80%, 10/1/31 (mandatory put, 10/1/11 @ 100) (r)	2,000,000	2,023,640

Georgia - 1.3%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%, 7/1/29 (j)(r)	3,900,000	2,407,548

	Principal
Municipal Obligations - Cont'd	Amount	Value
Illinois - 4.7%
Chicago Illinois Board of Education GO Bonds, Zero Coupon,
12/1/09	$4,000,000	$3,755,560
Chicago Illinois Housing Authority Revenue Bonds, 5.00%, 7/1/09	3,000,000	3,079,800
Illinois State Finance Authority Revenue VRDN, 3.66%, 5/15/35 (r)	620,000	620,000
University of Illinois Revenue Bonds, 5.00%, 4/1/08	1,250,000	1,256,250

Indiana - 3.0%
Indiana State Finance Authority Economic Development Revenue
VRDN, 3.44%, 12/1/32 (r)	5,000,000	5,000,000
Spencer County Indiana Industrial Pollution Control Revenue
VRDN, 3.84%, 11/1/18 (r)	480,000	480,000

Louisiana - 13.1%
Jefferson County Louisiana Special Sales Tax Revenue VRDN, 3.52%,
12/1/22 (r)	1,400,000	1,400,000
Louisiana Local Government Environmental Facilities and Community
Development Authority Anticipation Notes, 6.25%, 1/1/08	16,000,000	16,000,000
Louisiana State HFA Mortgage Revenue VRDN, 3.57%, 12/7/34 (r)	1,925,000	1,925,000
Louisiana State Offshore Terminal Authority Revenue Bonds, 3.65%,
10/1/21 (mandatory put, 4/1/08 @ 100)(r)	5,000,000	5,006,700

Massachusetts - 3.9%
Massachusetts State GO Bonds:
5.50%, 11/1/11	5,000,000	5,417,150
5.25%, 8/1/14 (prerefunded 8/1/08 @101)	1,825,000	1,866,245

Minnesota - 1.1%
St. Paul Minnesota Port Authority Revenue VRDN, 3.79%, 6/1/19 (r)	1,960,000	1,960,000

Montana - 1.4%
Montana Bi-State Development Agency Revenue Bonds, 3.95%,
10/1/35 (mandatory put, 10/1/09 @ 100)(r)	2,500,000	2,522,425

Nevada - 1.5%
Clark County Nevada School District GO Revenue VRDN, 3.63%,
6/15/21 (r)	2,865,000	2,865,000

New York - 6.5%
New York State GO Bonds, 3.00%, 4/15/08	4,695,000	4,693,779
New York Tri-Borough Bridge and Tunnel Authority Revenue Bonds,
5.125%, 1/1/22 (prerefunded 1/1/12 @ 100)	5,000,000	5,362,600
Utica New York IDA Revenue Bonds, 4.00%, 7/15/29 (mandatory put,
7/15/09 @ 100)(r)	2,000,000	2,008,240

	Principal
Municipal Obligations - Cont'd	Amount	Value
North Dakota - 2.0%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.621%, 11/1/19 (r)	$3,775,000	$3,630,569

Ohio - 5.9%
Cincinnati City School District COPs, 5.00%, 12/15/10	1,500,000	1,573,470
Geauga County Ohio Revenue VRDN, 3.68%, 9/1/42 (r)	4,000,000	4,000,000
Ohio State HFA MFH Revenue Bonds:
4.25%, 4/1/08	3,810,000	3,816,972
4.45%, 10/1/09	1,510,000	1,519,875

Oklahoma - 0.0%
Tulsa County Oklahoma IDA Revenue Bonds, 4.00%, 5/20/47 (m)*	5,935,000	-

Pennsylvania - 2.2%
Allegheny County Pennsylvania IDA Revenue Bonds, 3.375%, 5/1/31
(mandatory put, 5/1/08 @ 100)(r)	4,150,000	4,149,378

Rhode Island - 0.7%
Rhode Island State Housing and Mortgage Finance Corp. Revenue Bonds,
4.50%, 10/1/08	1,250,000	1,260,550

Tennessee - 1.1%
Sullivan County Tennessee Health Educational & Housing Facilities Board
Revenue VRDN, 3.47%, 9/1/32 (r)	2,000,000	2,000,000

Texas - 15.4%
Lewisville Texas Independent School District GO Bonds:
Zero Coupon, 8/15/09	2,000,000	1,898,400
Zero Coupon, 8/15/10	2,000,000	1,833,620
Northside Texas Independent School District GO Bonds:
4.00%, 6/1/35 (mandatory put, 5/31/11 @ 100)(r)	4,960,000	5,039,062
3.78%, 6/1/37 (mandatory put, 6/1/09 @ 100)(r)	2,000,000	2,015,960
San Antonio Texas Electric And Gas Utility Revenue Bonds, 5.75%,
2/1/16 (prerefunded 2/1/10 @100)	5,105,000	5,374,697
Spring Texas Independent School District GO Bonds, 5.00%,
8/15/29 (r)	3,500,000	3,540,985
Tarrant County Texas Housing Finance Corp. Revenue Bonds,
6.25%, 3/1/04 (b)(f)	13,100,000	8,908,000

Vermont - 0.9%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN, 3.72%, 11/1/21 (r)	1,700,000	1,700,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Virginia - 3.0%
Chesapeake Virginia IDA Revenue Bonds, 5.25%, 2/1/08	$3,000,000	$3,002,760
Virginia Commonwealth University Revenue VRDN, 3.80%,
11/1/30 (r)	2,600,000	2,600,000

Washington - 0.8%
Washington State Higher Education Facilities Authority Revenue Bonds,
5.00%, 10/1/30 (mandatory put, 4/1/08 @ 100)	1,500,000	1,507,155

West Virginia - 4.0%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	22,835,000	7,423,202

Other - 8.4%
Capital Trust Agency Housing Revenue Bonds, 4.25%
through 7/10/08, 6.25% thereafter to 7/1/40 (c)(r)*	14,452,566	10,231,694
JPMorgan Chase & Co. Puttable Tax-Exempt Receipts VRDN,
Putters - Series 1751P, 3.60%, 12/1/10 (r)	5,333,000	5,333,000

TOTAL INVESTMENTS (Cost $213,469,524) - 100.1%		185,717,008
Other assets and liabilities, net - (0.1%)		(198,613)
Net Assets - 100%		$185,518,395

Net Assets Consist of:
Paid-in capital applicable to 18,584,351 shares of beneficial interest, unlimited number of no par value shares authorized		$227,167,184
Undistributed net investment income (loss)		(646,701)
Accumulated net realized gain (loss) on investments		(13,249,572)
Net unrealized appreciation (depreciation) on investments		(27,752,516)

Net Assets		$185,518,395

Net Asset Value Per Share		$9.98

See notes to statements of net assets and notes to financial statements.

Long-Term Portfolio
Statement of Net Assets
December 31, 2007
	Principal
Municipal Obligations - 98.8%	Amount	Value
California - 15.7%
California Educational Facilities Authority Revenue Bonds,
6.625%, 6/1/20 (prerefunded 6/1/10 @101) (r)	$1,490,000	$1,620,435
California State GO Bonds, 5.00%, 8/1/23	1,000,000	1,034,640
Golden State Tobacco Securitization Corp. California Tobacco
Settlement Revenue Bonds, 6.25%, 6/1/33
(prerefunded 6/1/13 @ 100)	1,000,000	1,095,700
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	1,475,000	1,557,113
5.25%, 12/1/23	1,000,000	1,052,610
Oxnard California COPs, 4.75%, 6/1/28	1,000,000	1,000,590
Perris Union High School District COPs,
6.00%, 10/1/30 (prerefunded 10/1/10 @ 101)	965,000	1,019,696

Colorado - 4.0%
Lakewood City Colorado Plaza Metropolitan District Public
Number 1 Tax Allocation and Revenue Bonds, 8.00%, 12/1/25	2,000,000	2,131,680

Connecticut - 2.1%
Connecticut State GO Bonds, 5.25%, 10/15/19	1,000,000	1,102,720

Florida - 12.7%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,664,440
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,150,000	1,154,048
Florida State Department of Environmental Protection Preservation
Revenue Bonds, 4.375%, 7/1/26	2,000,000	1,954,100
Miami-Dade County Florida School Board COPs, 5.00%, 8/1/20	1,000,000	1,035,390

Illinois - 1.0%
Illinois State Metropolitan Pier and Exposition Authority Dedicated State
Tax Revenue Bonds, 5.75%, 6/15/41	500,000	541,485

Kentucky - 4.2%
Kentucky Housing Corp. MFH Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100)(r)	2,210,000	2,233,625

	Principal
Municipal Obligations - Cont'd	Amount	Value
Louisiana - 8.1%
Jefferson County Louisiana Special Sales Tax Revenue VRDN,
3.52%, 12/1/22 (r)	$2,200,000	$2,200,000
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	1,188,350
Louisiana State Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	840,000	912,735

Maryland - 1.6%
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	740,000	714,011
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (k)*	500,000	140,863

Michigan - 4.9%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	1,008,650
Michigan State Municipal Bond Authority General Revenue Bonds,
5.00%, 10/1/23	1,500,000	1,582,425

New Jersey - 8.6%
Essex County New Jersey Improvement Authority Revenue Bonds,
5.25%, 12/15/21	2,280,000	2,553,919
New Jersey State Transportation Trust Fund Authority Revenue
Bonds, 5.25%, 12/15/23	1,830,000	2,035,930

Ohio - 5.0%
Ohio State HFA MFH Revenue Bonds:
5.45%, 8/20/34	1,745,000	1,762,398
4.90%, 6/20/48	1,000,000	905,860

Oklahoma - 2.9%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,564,890

Pennsylvania - 2.0%
Pocono Mountain Pennsylvania School District GO Bonds,
5.00%, 9/1/34	1,000,000	1,040,970

Rhode Island - 1.0%
Rhode Island Port Authority and Economic Development Corp. Airport
Revenue Bonds, 7.00%, 7/1/14	500,000	557,695

	Principal
Municipal Obligations - Cont'd	Amount	Value
Texas - 11.9%
City of San Antonio Texas Electric & Gas System Revenue Bonds,
5.50%, 2/1/20 (escrowed to maturity)	$1,000,000	$1,156,100
Garland Texas GO Refunding Bonds, 5.25%, 2/15/20	1,500,000	1,627,545
Manor Texas Independent School District GO Bonds, 4.50%, 8/1/24	1,000,000	1,003,790
Mesquite Texas Independent School District No 1 GO Bonds,
Zero Coupon, 8/15/20	500,000	275,745
Tarrant County Texas Health Facilities Development Corp. Revenue
Bonds, 5.75%, 2/15/15 (escrowed to maturity)	2,000,000	2,278,720

Vermont - 1.9%
Vermont State Educational and Health Buildings Financing Agency
Revenue VRDN, 3.72%, 11/1/21 (r)	1,025,000	1,025,000

Virgin Island - 2.0%
Virgin Islands Public Finance Authority Revenue Bonds,
6.375%, 10/1/19	1,000,000	1,079,400

Virginia - 3.4%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	1,700,000	1,796,458

Washington - 3.0%
Clark County Washington School District GO Bonds,
5.00%, 12/1/22	1,500,000	1,610,310

West Virginia - 0.6%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	322,642

Wisconsin - 2.2%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,180,016

TOTAL INVESTMENTS (Cost $52,574,520) - 98.8%		52,722,694
Other assets and liabilities, net - 1.2%		658,162
Net Assets - 100%		$53,380,856

Net Assets Consist of:
Paid-in capital applicable to 3,287,284 Class A shares of beneficial interest, unlimited number of no par value shares authorized		$53,500,213
Undistributed net investment income		17,283
Accumulated net realized gain (loss) on investments		(278,956)
Net unrealized appreciation (depreciation) on investments		142,316

Net Assets		$53,380,856

Net Asset Per Share		$16.24
Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
US Treasury Bonds	25	3/08	$2,909,375	($5,858)

See notes to statements of net assets and notes to financial statements.

Notes to statements of net assets

(b) This security was valued by the Board of Trustees. See Note A.

(c) Capital Trust Agency Housing Revenue Bonds in Limited Term defaulted on the July 2007 interest payment. Accrued interest as of December 31, 2007 totaled $246,752. Effective July 2007, this security is no longer accruing interest and during the period, $758,812 of accrued interest was written off.

(f) Tarrant County Texas Housing Finance Corp. Revenue Bonds (Chatham Creek project) in Limited Term have been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of December 31, 2007 totaled $744,159 and includes past due interest accrued since and due on March 1, 2006. Effective November 2006, this security is no longer accruing interest.

(g) West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Limited Term and Long Term are currently in default for interest. Effective October 2006, this security is no longer accruing interest. During the period, Limited Term and Long Term received partial interest payments totaling $373,124 and $16,217, respectively. During the period, $1,198,863 and $52,108 of accrued interest in Limited Term and Long Term, respectively, was written off.

(j) Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Limited Term are currently in default for interest. Accrued interest as of December 31, 2007 totaled $190,226 and includes past due accrued since and due on July 1, 2006. Effective November 2006, this security is no longer accruing interest. Subsequent to year end, the Fund received a partial interest payment totaling $218,790.

(k) Interest payments of the Maryland State Economic Development Corp. Revenue Bonds (Rocky Gap project) in Long Term have been deferred per conditions of the Supplemental Indenture. At December 31, 2007 accumulated deferred interest totaled $161,817 and includes interest accrued since and due on October 1, 2003. Effective May 2007, this security is no longer accruing interest.

(m) Tulsa County Oklahoma IDA Revenue Bonds (Legacy at Riverview project) in Limited Term are no longer accruing interest and during the period, $382,148 of accrued interest was written off.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*     Non-income producing security.

Explanation of Guarantees:
BPA: Board-Purchase Agreement
CA: Collateral Agreement
CF: Credit Facility
C/LOC: Confirming Letter of Credit
GA: Guaranty Agreement
GIC: Guaranteed Investment Contract
LOC: Letter of Credit

Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.
COPs: Certificates of Participation
FGIC: Federal Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSA: Financial Security Assurance Inc.
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations
Year Ended December 31, 2007
	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$33,589,534	$9,914,234	$2,476,425

Expenses:
Investment advisory fee	2,125,471	1,982,014	316,571
Transfer agency fees and expenses	933,269	262,609	37,143
Distribution Plan expenses:
Class A	--	--	47,486
Trustees' fees and expenses	51,000	16,295	2,882
Administrative fees:
Class O	2,335,928	--	--
Class A	--	60,454	10,187
Institutional Class	9,273	--	--
Accounting fees	118,308	49,424	8,433
Custodian fees	94,507	58,233	12,222
Insurance	198,149	6,156	623
Registration fees	43,744	26,923	16,750
Reports to shareholders	116,209	39,829	4,119
Professional fees	32,574	23,689	20,527
Miscellaneous	147,469	24,574	3,547
Total expenses	6,205,901	2,550,200	480,490
Fees paid indirectly	(164,408)	(18,439)	(5,434)
Net expenses	6,041,493	2,531,761	475,056

Net Investment Income	27,548,041	7,382,473	2,001,369

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	41,174	(1,860,684)	7,678
Futures	--	--	(62,380)
	41,174	(1,860,684)	(54,702)

Change in unrealized appreciation (depreciation) on:
Investments	--	(10,119,210)	(964,320)
Futures	--	--	(63,950)
	--	(10,119,210)	(1,028,270)

Net Realized and Unrealized
Gain (Loss)	41,174	(11,979,894)	(1,082,972)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$27,589,215	($4,597,421)	$918,397

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$27,548,041	$26,840,763
Net realized gain (loss)	41,174	80,467

Increase (Decrease) in Net Assets
Resulting from Operations	27,589,215	26,921,230

Distributions to shareholders from:
Net investment income:
Class O shares	(27,015,832)	(26,306,397)
Institutional Class shares	(605,797)	(546,737)
Total distributions	(27,621,629)	(26,853,134)

Capital share transactions:
Shares sold:
Class O shares	758,024,922	735,858,390
Institutional Class shares	164,334,013	186,780,374
Reinvestment of distributions:
Class O shares	26,664,001	25,941,286
Institutional Class shares	603,205	539,81
Shares redeemed:
Class O shares	(786,447,449)	(845,602,630)
Institutional Class shares	(160,664,897)	(217,119,854)
Total capital share transactions	2,513,795	(113,602,623)

Total Increase (Decrease) in Net Assets	2,481,381	(113,534,527)

Net Assets
Beginning of year	915,199,865	1,028,734,392
End of year (including undistributed net investment income of $63,513 and $95,927, respectively)	$917,681,246	$915,199,865

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2007	2006
Shares sold:
Class O shares	758,024,922	735,858,390
Institutional Class shares	164,334,013	186,780,374
Reinvestment of distributions:
Class O shares	26,664,001	25,941,286
Institutional Class shares	603,205	539,811
Shares redeemed:
Class O shares	(786,447,449)	(845,602,630)
Institutional Class shares	(160,664,897)	(217,119,854)
Total capital share activity	2,513,795	(113,602,623)

See notes to financial statements.

Limited-Term Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$7,382,473	$18,662,383
Net realized gain (loss)	(1,860,684)	(6,339,000)
Change in unrealized appreciation or (depreciation)	(10,119,210)	(4,533,385)

Increase (Decrease) in Net Assets
Resulting from Operations	(4,597,421)	7,789,998

Distributions to shareholders from:
Net investment income	(8,118,581)	(18,705,177)

Capital share transactions:
Shares sold	23,613,438	83,183,249
Reinvestment of distributions	6,477,402	14,798,062
Shares issued from merger (See Note A)	--	14,307,343
Redemption fees	1,391	963
Shares redeemed	(296,428,661)	(407,123,677)
Total capital share transactions	(266,336,430)	(294,834,060)

Total Increase (Decrease) in Net Assets	(279,052,432)	(305,749,239)

Net Assets
Beginning of year	464,570,827	770,320,066
End of year (including distributions in excess of net investment income and undistributed net investment income of $646,701 and $90,861 respectively)	$185,518,395	$464,570,827

Capital Share Activity
Shares sold	2,297,345	7,907,901
Reinvestment of distributions	631,705	1,413,579
Shares issued from merger (See Note A)	--	1,371,023
Shares redeemed	(29,027,409)	(38,861,001)
Total capital share activity	(26,098,359)	(28,168,498)

See notes to financial statements.

Long-Term Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$2,001,369	$2,260,480
Net realized gain (loss)	(54,702)	(122,675)
Change in unrealized appreciation or (depreciation)	(1,028,270)	71,773

Increase (Decrease) in Net Assets
Resulting from Operations	918,397	2,209,578

Distributions to shareholders from:
Net investment income	(2,000,509)	(2,260,067)

Capital share transactions:
Shares sold	7,146,584	6,485,229
Reinvestment of distributions	1,671,042	1,932,215
Redemption fees	1	13
Shares redeemed	(7,209,754)	(18,441,612)
Total capital share transactions	1,607,873	(10,024,155)

Total Increase (Decrease) in Net Assets	525,761	(10,074,644)

Net Assets
Beginning of year	52,855,095	62,929,739
End of year (including undistributed net investment income of $17,283 and $16,423 respectively)	$53,380,856	$52,855,095

Capital Share Activity
Shares sold	436,607	393,062
Reinvestment of distributions	102,421	117,335
Shares redeemed	(441,024)	(1,126,712)
Total capital share activity	98,004	(616,315)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

On June 27, 2006, the net assets of the Calvert Municipal Fund, Inc., California Limited-Term Municipal Fund ("California Limited-Term") merged into the Calvert Tax-Free Reserves, Limited-Term Portfolio ("CTFR Limited-Term"). The merger was accomplished by a tax-free exchange of 1,371,023 shares of the CTFR Limited-Term Portfolio (valued at $14,307,343) for 1,399,168 shares of the California Limited-Term Fund outstanding at June 27, 2006. The California Limited-Term Fund's net assets as of June 27, 2006, including $36,806 of unrealized depreciation, were combined with those of the CTFR Limited-Term Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, securities valued at $8,908,000, or 4.8% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 34.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Redemption Fee: The Limited-Term and Long-Term Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or seven days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under terms of the agreement $179,582, $100,456, and $26,771 was payable at year end for Money Market, Limited-Term, and Long Term, respectively. In addition, $75,887, $28,484, and $10,162 was payable at year end for operating expenses paid by the Advisor during December 2007, for Money Market, Limited-Term and Long-Term, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under terms of the agreement $198,093 and $4,401 and $1,173 was payable at year end for Money Market, Limited-Term and Long-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. The amount actually paid by Long-Term, is an annualized fee, payable monthly of .09% of the Portfolio's average daily net assets of Class A. Under terms of the agreement $4,016 was payable at year end for Long-Term.

The Distributor received $3,872 and $12,257 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the year ended December 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $765,988, $72,420, and $11,458 for the year ended December 31, 2007 for Money Market, Limited-Term and Long-Term, respectively. Under terms of the agreement $41,475, $3,238, and $621, was payable at year end for Money Market, Limited-Term, and Long-Term, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$365,591,612	$25,135,042
Sales	543,037,639	24,173,626

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of December 31, 2007 and the net capital loss carryforwards with expiration dates as of December 31, 2007.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$901,813,743	$213,421,925	$52,573,437
Unrealized appreciation	--	674,528	1,449,427
Unrealized (depreciation)	--	(28,379,445)	(1,300,170)
Net appreciation (depreciation)	--	($27,704,917)	$149,257

Capital Loss Carryforwards

Expiration Date	Limited-Term	Long-Term
December 31, 2012	$2,204,809	--
December 31, 2013	$2,278,445	--
December 31, 2014	$616,112	$164,287
December 31, 2015	$8,150,206	$54,859

Capital loss carryforwards may be utilized to offset future capital gains until expiration.

Long Term intends to elect to defer net capital losses of $63,793 incurred from November 1, 2007 through December 31, 2007 and treat them as arising in the calendar year ending December 31, 2008.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Money Market	2007	2006
Distributions from:
Tax-exempt income	$27,579,571	$26,787,862
Ordinary income	884	28,830
Long-term capital gain	41,174	36,442
Total	$27,621,629	$26,853,134

Limited-Term	2007	2006
Distributions paid from:
Tax-exempt income	$8,113,967	$18,703,571
Ordinary income	4,614	1,606
Total	$8,118,581	$18,705,177

Long-Term	2007	2006
Distributions paid from:
Tax-exempt income	$1,998,826	$2,258,760
Ordinary income	1,683	1,307
Total	$2,000,509	$2,260,067

As of December 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money Market	Limited-Term	Long-Term
	Portfolio	Portfolio	Portfolio
Undistributed tax-exempt income	$63,512	$297,765	$14,325
Capital loss carryforward	--	(13,249,572)	(219,146)
Unrealized appreciation (depreciation)	--	(27,704,917)	149,257
Total	$63,512	($40,656,724)	($55,564)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Limited Term, these differences are due to market discounts and interest defaults. For Long Term, these differences are due to market discounts, Section 1256 contracts, wash sales, and deferral of post-October losses.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for Limited Term is market discount recognized on the sale of debt instruments. For Money Market, the reclassification is due to the recharacterization of the distributions.

	Money Market	Limited-Term
Undistributed net investment income	$41,174	($1,454)
Accumulated net realized gain (loss)	(41,174)	1,454

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2007, such purchase and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$160,103,445	$115,433,070	$14,010,000
Sales	97,150,000	186,433,445	6,360,000
Net Realized Gain (Loss)	--	(64,310)	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2007. For the year ended December 31, 2007, borrowings by the Portfolios under the agreement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Money Market	$220,906	5.65%	$5,133,895	January 2007
Limited-Term	513,166	5.58%	14,309,975	June 2007
Long-Term	7,592	5.57%	328,393	November 2007

Note E -- Other

In August 2007, Calvert Asset Management Company received a Final Determination Letter and Proposed Adverse Report (the "Report") from the Internal Revenue Service regarding Oklahoma Housing Development Authority Revenue Bonds, ("Oklahoma Bonds") previously held in the Calvert Tax-Free Reserves Limited-Term Portfolio. The Report alleges that the Oklahoma Bonds are taxable and that $596,250 of interest received on the Oklahoma Bonds in 2004 and 2005 is not excludable from the gross income of bondholders. The Fund has engaged counsel to evaluate options related to this Report. Management does not believe that the ultimate resolution of this matter will be material to the Fund.

Tax Information (Unaudited)

Money Market Portfolio designates $27,579,572 as exempt-interest dividends for the calendar year ended December 31, 2007. Money Market Portfolio also designates $41,174 as capital gain dividends for the calendar year ended December 31, 2007.

Limited-Term Portfolio designates $8,113,967 as exempt-interest dividends for the calendar year ended December 31, 2007.

Long-Term Portfolio designates $1,998,825 as exempt-interest dividends for the calendar year ended December 31, 2007.

Money Market Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.030	.028	.018
Distributions from
Net investment income	(.030)	(.028)	(.018)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.06%	2.83%	1.79%
Ratios to average net assets: A
Net investment income	3.00%	2.78%	1.77%
Total expenses	.68%	.69%	.69%
Expenses before offsets	.68%	.69%	.69%
Net expenses	.66%	.67%	.68%
Net assets, ending (in thousands)	$901,876	$903,667	$987,404

	Years Ended
	December 31,	December 31,
Class O Shares	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.006	.005
Distributions from
Net investment income	(.006)	(.005)
Net asset value, ending	$1.00	$1.00

Total return*	.58%(x)	.50%
Ratios to average net assets: A
Net investment income	.57%	.49%
Total expenses	.70%	.67%
Expenses before offsets	.69%	.67%
Net expenses	.69%	.67%
Net assets, ending (in thousands)	$1,069,129	$1,167,378

See notes to financial highlights.

Money Market Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.033	.030	.021
Distributions from
Net investment income	(.033)	(.030)	(.021)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.32%	3.08%	2.09%
Ratios to average net assets: A
Net investment income	3.26%	3.00%	2.09%
Total expenses	.43%	.43%	.38%
Expenses before offsets	.43%	.43%	.38%
Net expenses	.41%	.41%	.37%
Net assets, ending (in thousands)	$15,806	$11,533	$41,330

	Years Ended
	December 31,	December 31,
Institutional Class	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.009	.008
Distributions from
Net investment income	(.009)	(.008)
Net asset value, ending	$1.00	$1.00

Total return*	.90%(x)	.83%
Ratios to average net assets: A
Net investment income	.87%	.85%
Total expenses	.38%	.35%
Expenses before offsets	.37%	.35%
Net expenses	.37%	.35%
Net assets, ending (in thousands)	$29,729	$97,137

See notes to financial highlights.

Limited-Term Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$10.40	$10.57	$10.61
Income from investment operations
Net investment income	.20	.32	.27
Net realized and unrealized gain (loss)	(.38)	(.17)	(.04)
Total from investment operations	(.18)	.15	.23
Distributions from
Net investment income	(.24)	(.32)	(.27)
Net realized gain	--	--	--
Total distributions	(.24)	(.32)	(.27)
Total increase (decrease) in net asset value	(.42)	(.17)	(.04)
Net asset value, ending	$9.98	$10.40	$10.57

Total return*	(1.75%)	1.40%	2.21%
Ratios to average net assets: A
Net investment income	2.23%	2.97%	2.50%
Total expenses	.77%	.71%	.66%
Expenses before offsets	.77%	.71%	.66%
Net expenses	.77%	.70%	.66%
Portfolio turnover	140%	110%	57%
Net assets, ending (in thousands)	$185,518	$464,571	$770,320

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$10.74	$10.74
Income from investment operations
Net investment income	.20	.20
Net realized and unrealized gain (loss)	(.13)	**
Total from investment operations	.07	.20
Distributions from
Net investment income	(.20)	(.20)
Net realized gain	--	**
Total distributions	(.20)	(.20)
Total increase (decrease) in net asset value	(.13)	.00
Net asset value, ending	$10.61	$10.74

Total return*	.62%	1.91%
Ratios to average net assets: A
Net investment income	1.80%	1.88%
Total expenses	.59%	.57%
Expenses before offsets	.59%	.57%
Net expenses	.59%	.57%
Portfolio turnover	39%	31%
Net assets, ending (in thousands)	$1,210,008	$1,659,356

See notes to financial highlights.

Long-Term Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$16.57	$16.54	$16.64
Income from investment operations
Net investment income	.62	.66	.68
Net realized and unrealized gain (loss)	(.33)	.03	**
Total from investment operations	.29	.69	.68
Distributions from
Net investment income	(.62)	(.66)	(.68)
Net realized gains	--	--	(.10)
Total distributions	(.62)	(.66)	(.78)
Total increase (decrease) in net asset value	(.33)	.03	(.10)
Net asset value, ending	$16.24	$16.57	$16.54

Total return*	1.80%	4.25%	4.15%
Ratios to average net assets: A
Net investment income	3.79%	3.93%	4.04%
Total expenses	.91%	.88%	.89%
Expenses before offsets	.91%	.82%	.89%
Net expenses	.90%	.80%#	.88%
Portfolio turnover	47%	60%	116%
Net assets, ending (in thousands)	$53,381	$52,855	$62,930

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$16.93	$17.03
Income from investment operations
Net investment income	.65	.69
Net realized and unrealized gain (loss)	(.29)	.11
Total from investments	.36	.80
Distributions from
Net investment income	(.65)	(.69)
Net realized gains	--	(.21)
Total distributions	(.65)	(.90)
Total increase (decrease) in net asset value	(.29)	(.10)
Net asset value, ending	$16.64	$16.93

Total return*	2.20%	4.77%
Ratios to average net assets: A
Net investment income	3.91%	3.96%
Total expenses	.89%	.86%
Expenses before offsets	.88%	.85%
Net expenses	.88%	.85%
Portfolio turnover	151%	219%
Net assets, ending (in thousands)	$63,310	$71,548

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(x)      On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

**     Amount was less than .001 per share.

#     Net expenses would have been .86% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 5, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a Portfolio-by-Portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreements, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the applicable Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group or peer universe by an independent third party in its report, which indicated the following:

Money Market Portfolio. For the one-, three- and five-year periods ended June 30, 2007, the Portfolio's performance was slightly below the median of its peer group. The Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2007. The Board noted the relatively small difference in performance rankings among the portfolios in the Portfolio's peer group, as well as the peer group in which the independent third party had placed the Portfolio. Based upon its review, the Board concluded that the Portfolio's performance is satisfactory.

Limited-Term Portfolio. For the one-, three- and five-year periods ended June 30, 2007, the Portfolio's performance was below the median of its peer universe. The Portfolio underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Portfolio's performance and the factors that contributed to such underperformance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that the Portfolio's performance is being addressed.

Long-Term Portfolio. For the one-year period ended June 30, 2007, the Portfolio's performance was below the median of its peer group, at the median of it peer group for the three-year period and above the median of its peer group for the five-year period. The Portfolio underperformed its Lipper index for the same one-, three- and five-year periods ended June 30, 2007. The Board took into account management's discussion of the factors that contributed to the Portfolio's recent performance. Based upon its review, the Board concluded that the Portfolio's performance is satisfactory.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated the following:

Money Market Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Limited-Term Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were below the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Long-Term Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were below the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board noted that each Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Limited-Term Portfolio and Long-Term Portfolio had not yet reached the specified asset levels at which a breakpoint to their respective advisory fees would be triggered and that the Money Market Portfolio had reached such asset level and was currently realizing economies of scale in its advisory fee. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of each of the Money Market Portfolio and Long-Term Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices and performance of the Limited-Term Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the interests of each Portfolio and its shareholders.

Trustee and Officer Information Table

				(Not Applicable to Officers)
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK * AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Social Investment Foundation
DAVID R. ROCHAT* AGE: 70	Trustee	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq.* AGE: 59	Trustee & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc. investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert
Investments that make a difference

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December 31, 2007

Annual Report

Calvert Tax-Free Reserves
Vermont Municipal Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Tax- Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
9

Statement of Net Assets
10

Statement of Operations
12

Statements of Changes in Net Assets
13

Notes to Financial Statements
14

Financial Highlights
19

Explanation of Financial Tables
20

Proxy Voting and Availability of Quarterly Portfolio Holdings
22

Basis for Board's Approval of Investment Advisory Contract
23

Trustee and Officer Information Table
26

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Dear Shareholder:

The 12-month period ended December 31, 2007 was a particularly challenging environment for bond and money market mutual fund managers. Economic signals continued to be mixed and, during the second half of the reporting period, troubles in the U.S. subprime mortgage industry dramatically increased volatility in the bond market. Some money market and bond funds that had been reaching for additional yield by purchasing risky assets, such as structured investment vehicles (SIVs), had substantial losses over the course of the year as the value of those subprime-related assets plummeted.

Calvert's money market and tax-exempt bond funds were able to weather the subprime storm very well. While credit problems unrelated to the subprime turmoil weighed down performance in some of our tax-exempt bond funds, we were able to avoid the most problematic securities--such as asset-backed commercial paper and subprime-related SIVs--that got others in trouble.

Over the course of the year, the three-month Treasury bill yield fell more than one-and-a-half percentage points to 3.36% as investors rushed for the safety of Treasuries, pushing yields down across all maturities. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not as dramatically. The Lipper General Municipal Debt Index gained 1.38% in 2007.

Subprime Difficulties Roil the Markets

Investor concerns about subprime-related assets even spread to the municipal bond and money markets. The credit quality of bond insurers, which guarantee payments on some municipal notes, came under increased scrutiny, affecting the values of insured municipal obligations. In money markets, the market for asset-backed commercial paper, in which companies issue short-term paper with particular assets as collateral in order to fund longer-term purchases, essentially collapsed as investors stopped buying the paper. Also, banks became wary of lending to each other as a result of not knowing the extent of the subprime exposure faced by other banks, which drove interbank lending rates higher during the year.

The Federal Reserve's monetary policy shifted from maintaining the target federal funds rate at a steady 5.25% (where it had been since June 2006) during the first half of the year to easing policy starting in August. The Fed initially cut the discount rate, which is the rate that it charges banks to borrow directly from the Fed, to relieve the credit crunch that resulted from the subprime crisis. It then began lowering both the discount rate and the fed funds rate, which finished the year at 4.25%, amid concerns that the economy could slide into recession.

Essential Roles of Money Market and Tax-Exempt Funds

Both money market and tax-exempt bond funds play key roles in many investors' portfolios. For the portion of your holdings that requires the most liquidity, consider a money market fund. Although, like all mutual funds, their principal is not guaranteed, they can provide a useful combination of stability and liquidity. Tax-exempt funds, of course, make a useful portfolio allocation for investors seeking income that is free from federal and, in some cases, state taxation, as well as the potential for some capital appreciation. And always keep in mind the risks of fixed-income investing, including credit and interest rate risk.

Benefits of Professional Management

Bonds are complex investments, which is why many investors choose to invest in professionally managed bond funds. Beginning with Calvert First Government Money Market Fund, Calvert has been managing fixed income funds for more than 30 years, and our fixed income portfolio team continually refines its investment process. They monitor the yield curve, analyze credit quality, and opportunistically move in and out of sectors--all strategies required to be successful in managing diversified bond portfolios. Notably, Calvert's professionally managed bond funds ably navigated the turbulent markets of the third and fourth quarters, an accomplishment that would have been much more difficult for holders of individual bonds. For example, our investment management team has been closely monitoring the financial condition of bond insurers to gain insight into their credit quality, which is knowledge that holders of individual bonds would not be able to easily access.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management, including nearly $9 billion in fixed-income assets. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds.

With over a quarter century of experience managing fixed-income portfolios, we believe that Calvert has the depth of expertise needed to navigate these challenging market conditions.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2008

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information

primary investments
Vermont long-term
tax-exempt bonds

NASDAQ symbol
CGVTX

CUSIP number
131620-70-0

Performance

For the one-year period ended December 31, 2007, Calvert Tax-Free Reserves Vermont Municipal Portfolio Class A shares (at NAV) returned 3.40% compared to 3.36% for the benchmark Lehman Municipal Bond Index and 1.86% for the Lipper Other States Municipal Debt Funds Average. The Fund's slight outperformance was due to its relatively large allocation to higher quality municipal bonds.

Investment Climate

Over the 12 months ended December 31, 2007, economic and job growth, as well as the pace of inflation, slowed. The U.S. economy, as measured by gross domestic product (GDP), grew at an estimated 2.5% annualized pace for 2007,1 slightly below its long-term average. The annual rate of growth of core inflation,2 after some fluctuations, ended the period at 2.2%, which is slightly above the Federal Reserve's (Fed) comfort zone. Unemployment held steady for much of the year before an uptick to 5.0% in December.3

Long-term interest rates for corporate bonds were generally unchanged to slightly higher. But yields for Treasury securities plunged during the year as investors sought safety, with the three-month Treasury bill yield falling more than one-and-a-half percentage points to 3.36%. Money market rates for bank certificates of deposit and corporate commercial paper also declined, but not by nearly as much.

Given the cooling of economic growth and sticky inflation, the Fed had intended to stay on the sidelines throughout the year and keep the target fed funds rate steady at 5.25%. But those plans were disrupted as the impact of the U.S. subprime mortgage turmoil broadened during the summer and risk aversion rose. Large losses experienced in hedge funds and other investment vehicles resulted in a flight to quality as many investors refused to roll over their short-term commercial paper. The Fed and other central banks were forced to inject large reserves into their respective banking systems to stabilize the markets.

Impacts of the Subprime Mortgage Fallout

Increasing uncertainty spread to global markets as the prices of securities backed by illiquid subprime mortgage assets fell sharply. Given the large amounts of leverage in the system, losses caused more forced selling to meet margin calls. The resulting sell-off dragged down prices of more liquid securities, including corporate, asset-backed, and municipal bonds, regardless of their fundamentals. Treasury securities rallied on a flight to quality and the yield difference between lower- and higher-quality bonds widened sharply. The Fed's initial attempt to calm the markets was a surprise cut in the bank discount rate in mid-August--which made it less expensive for member banks to borrow directly from the Fed. To further assuage the markets, the Fed cut its target fed funds rate several times in the latter months of the year, bringing it to 4.25% by year-end.

Portfolio Strategy

Last year was a fairly volatile one for municipal securities. Interest rates rose across all maturities in the first half of the year but the yield curve steepened in the second half, as short-term interest rates declined significantly more than long-term ones. Average interest rates for AAA rated municipal notes with two-year maturities ended the year 0.50 percentage points lower than at the beginning the of the period, while those with 30-year maturities increased 0.25 percentage points over the year.

At the beginning of 2007, the

difference in yields of higher and lower credit quality securities was narrow, so investors were not receiving much compensation for taking on additional risk. Since we expected this to change, we concentrated new purchases on higher quality securities. This change did indeed occur, and by the end of the year, spreads between yields of short-term BBB rated and AAA rated municipals had doubled.

While Vermont's bond issuance increased during the year, it maintained a conservative debt and budget profile. The state's strong financial management and stable, diverse economy led Moody's to upgrade its general obligation debt rating from Aa1 to Aaa. As a result, the difference between yields of Vermont general obligation bonds and general obligation bonds rated AAA narrowed.

On the other hand, the Fund's allocations to higher quality bonds such as pre-refunded bonds (municipal bonds backed by various U.S. government securities), insured bonds, and general obligation bonds were positive contributors to performance. Purchases of Treasury futures, to adjust the portfolio's duration, also helped. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Outlook

The Fed's actions--combined with more clarity about troubled securities and the lack of a collapse of a major capital markets player--seem to have thus far diffused some of the turmoil in the financial markets. Looking forward, the deep housing slump has notably increased the risk of recession. Also, the rise in commodity prices and the falling value of the dollar may keep the inflation rate from declining. So, we believe the Fed will further reduce the target fed funds rate in 2008.

Municipal bond issuance reached record levels last year, as state and local governments sought to finance new projects and refinance existing debt. Voters nationwide again approved a wide variety of projects in November elections, so issuance in 2008 is expected to remain high. While the difference in yields of higher and lower quality bonds has widened in recent months, we continue to remain defensive from a credit standpoint because we believe more widening could occur.

These conditions certainly indicate challenging times for fixed-income investors, but we will remain on watch for attractive buying opportunities.

January 2008

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. GDP data for the fourth quarter of 2007 was not available at the time of this writing, but the consensus was for a 2.5% pace of growth for the year (source: Wall Street Journal survey of forecasters).

2. Core Personal Consumption Expenditures (PCE) data available through November 2007.

3. Employment data though December 2007.

Portfolio Statistics
monthly dividend yield
12.31.07	3.37%
12.31.06	3.11%

30 day SEC yield
12.31.07	3.33%
12.31.06	3.35%

weighted average maturity
12.31.07	12 years
12.31.06	12 years

effective duration
12.31.07	3.34 years
12.31.06	4.77 years

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.07)

	CTFR Vermont Municipal Portfolio	Lipper Other States Municipal Debt Funds Average	Lehman Municipal Bond Index **
1 year	3.40%	1.86%	3.36%
5 year*	3.26%	3.27%	4.30%
10 year*	4.02%	3.96%	5.18%

Total return at NAV does not reflect the deduction of the Portfolios 3.75% front-end sales charge.

*   Average annual return

**  Source: Lipper Analytical Services, Inc. Unlike a fund, the index does not incur expenses and is not available for investment.

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

average annual total return as of 12.31.07
1 year	(0.47%)
5 year	2.48%
10 year	3.62%

*Source: Lipper Analytical Services, Inc.

Economic Sectors	% of Total Investments
Bond Bank	12.3%
Education	4.4%
Electric	16.3%
Higher Education	12.6%
Hospital	4.3%
Industrial Development Revenue/Pollution Control Revenue	2.1%
Lease/Certificate of Participation	2.3%
Other Transportation	7.9%
Prerefunded/Escrow to Maturity	12.0%
Single Family Housing	4.3%
Special Tax	2.3%
State General Obligation	19.2%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07
Actual	$1,000.00	$1,033.60	$4.11
Hypothetical	$1,000.00	$1,021.16	$4.09

(5% return per year before expenses)

*   Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Tax-Free Reserves and
Shareholders of Vermont Municipal Portfolio:

We have audited the accompanying Statement of Net Assets of the Vermont Municipal Portfolio (the Portfolio), a series of Calvert Tax-Free Reserves, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vermont Municipal Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
February 22, 2008

Statement of Net Assets
December 31, 2007
	Principal
Municipal Obligations - 98.5%	Amount	Value
Vermont - 71.8%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,366,406
5.375%, 7/1/12	1,405,000	1,525,999
Rutland County Vermont Solid Waste District Revenue Bonds:
6.70%, 11/1/08	100,000	102,383
6.75%, 11/1/09	100,000	105,206
6.80%, 11/1/10	100,000	107,640
6.80%, 11/1/11	100,000	109,845
6.85%, 11/1/12	100,000	111,642
University of Vermont and State Agriculture College Revenue Bonds:
5.00%, 10/1/19	1,000,000	1,084,220
5.00%, 10/1/23	1,000,000	1,058,500
5.125%, 10/1/27	1,000,000	1,081,860
Vermont Municipal Bonds Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,083,170
5.50%, 12/1/18	1,060,000	1,117,961
5.00%, 12/1/19	2,000,000	2,128,220
5.50%, 12/1/19	1,500,000	1,582,020
Vermont State Educational and Health Buildings Financing Agency
Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,063,140
5.50%, 7/1/18 (Prerefunded 7/1/08 @ 101)	1,955,000	1,997,756
5.00%, 10/1/23	1,000,000	1,008,760
5.625%, 10/1/25	1,000,000	1,001,160
5.00%, 11/1/32	1,810,000	1,856,752
5.50%, 1/1/33	1,100,000	1,079,496
5.00%, 10/31/46	1,000,000	1,030,900
Vermont State GO Bonds:
5.00%, 2/1/15	2,300,000	2,500,238
5.00%, 7/15/17	1,200,000	1,335,528
4.625%, 8/1/17	2,000,000	2,068,840
4.50%, 7/15/26	1,000,000	1,008,480
Vermont State Housing Finance Agency Single Family Revenue Bonds:
4.00%, 11/1/12 (r)	520,000	522,090
5.25%, 11/1/20	190,000	192,138
5.55%, 11/1/21	545,000	552,249
4.90%, 11/1/22	775,000	786,423
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	1,200,000	1,313,028
Vermont State Student Assistance Corp. Education Loan Revenue
Bonds, 5.50%, 12/15/32 (r)	1,000,000	1,000,000

Total Vermont (Cost $33,952,950)		34,882,050

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - 26.7%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$1,000,000	$1,044,200
Guam Government LO Highway and Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,560,030
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,000,000	1,159,830
5.50%, 7/1/17	1,000,000	1,111,740
Puerto Rico Commonwealth Highway & Transportation Authority
Revenue Bonds:
5.50%, 7/1/17	2,000,000	2,226,820
5.25%, 7/1/38 (prerefunded 7/1/12 @ 100)	1,000,000	1,078,760
5.00%, 7/1/40 (prerefunded 7/1/15 @ 100)	500,000	549,790
Puerto Rico Electric Power Authority Revenue Bonds, 5.00%, 7/1/22	500,000	530,665
Puerto Rico Public Buildings Authority Revenue Bonds, 5.25%, 7/1/20	1,000,000	1,104,380
Puerto Rico Public Finance Corp. Revenue Bonds, 5.70%, 8/1/25
(prerefunded 2/1/10 @ 100)	1,000,000	1,049,350
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,107,510
4.25%, 10/1/29	500,000	463,095

Total Territories (Cost $12,921,399)		12,986,170

TOTAL INVESTMENTS (Cost $46,874,349) - 98.5%		47,868,220
Other assets and liabilities, net - 1.5%		736,389
Net Assets - 100%		$48,604,609

Net Assets Consist of:
Paid-in capital applicable to 3,103,998 shares of beneficial interest, unlimited number of no par value shares authorized		$47,617,524
Undistributed net investment income		9,511
Accumulated net realized gain (loss) on investments		(23,291)
Net unrealized appreciation (depreciation) on investments		1,000,865

Net Assets		$48,604,609

Net Asset Value Per Share		$15.66

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
U.S. Treasury Bonds	20	3/08	$2,327,500	$6,994

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
GO: General Obligation
LO: Limited Obligation

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2007
Net Investment Income
Investment Income:
Interest income	$2,099,905

Expenses:
Investment advisory fee	290,364
Transfer agency fees and expenses	31,989
Trustees' fees and expenses	2,716
Administrative fees	9,359
Accounting fees	7,738
Custodian fees	11,760
Registration fees	5,559
Reports to shareholders	8,608
Professional fees	20,457
Miscellaneous	3,608
Total expenses	392,158
Fees paid indirectly	(4,780)
Net expenses	387,378

Net Investment Income	1,712,527

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(152,735)
Futures	137,073
(15,662)

Change in unrealized appreciation (depreciation) on:
Investments	(87,962)
Futures	(9,013)
(96,975)

Net Realized and Unrealized Gain
(Loss)	(112,637)

Increase (Decrease) in Net Assets
Resulting From Operations	$1,599,890

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$1,712,527	$1,722,559
Net realized gain (loss)	(15,662)	39,956
Change in unrealized appreciation or (depreciation)	(96,975)	158,448

Increase (Decrease) in Net Assets
Resulting From Operations	1,599,890	1,920,963

Distributions to shareholders from:
Net investment income	(1,711,428)	(1,738,478)
Net realized gain	(27,550)	--
Total distributions	(1,738,978)	(1,738,478)

Capital share transactions:
Shares sold	4,829,607	3,020,827
Reinvestment of distributions	1,023,482	1,055,603
Redemption fees	245	143
Shares redeemed	(6,150,337)	(4,804,716)
Total capital share transactions	(297,003)	(728,143)

Total Increase (Decrease) in Net Assets	(436,091)	(545,658)

Net Assets
Beginning of year	49,040,700	49,586,358
End of year (including undistributed net investment income of $9,511 and $16,790, respectively)	$48,604,609	$49,040,700

Capital Share Activity
Shares sold	309,121	193,057
Reinvestment of distributions	65,715	67,696
Shares redeemed	(393,836)	(307,613)
Total capital share activity	(19,000)	(46,860)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2007, no securities were fair valued under the direction of the Board of Trustees.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: The Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the year.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $24,945 was payable at year end. In addition, $8,573 was payable at year end for operating expenses paid by the Advisor during December 2007.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $1,093 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $14,742 as its portion of commissions charged on sales of the Portfolio for the year ended December 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $8,850 for the year ended December 31, 2007. Under the terms of the agreement, $480 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,801,492 and $6,773,669, respectively.

The cost of investments owned at December 31, 2007 for federal income tax purposes was $46,874,299. Net unrealized appreciation aggregated $993,921, of which $1,118,474 related to appreciated securities and $124,553 related to depreciated securities.

Net capital loss carryforwards for federal income tax purposes of $10,790 at December 31, 2007 may be utilized to offset future capital gains until expiration in December 2015.

Vermont intends to elect to defer net capital losses of $5,507 incurred from November 1, 2007 through December 31, 2007 and treat them as arising in the calendar year ending December 31, 2008.

The tax character of dividends and distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	2007	2006
Distributions paid from:
Tax-exempt income	$1,711,161	$1,737,335
Ordinary income	27,817	1,143
Total	$1,738,978	$1,738,478

As of December 31, 2007, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$9,461
Capital loss carryforward	(10,790)
Unrealized appreciation (depreciation)	993,921
Total	$992,592

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to market discounts, Section 1256 contracts, and deferral of post-October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification is market discount recognized on the sale of debt instruments.

Undistributed net investment income	($8,378)
Accumulated net realized gain	8,378

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2007, such purchase and sales transactions were $6,300,000 and $7,590,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The fund had an outstanding loan balance of $32,053 at an interest rate of 4.50% at December 31, 2007. For the year ended December 31, 2007, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$20,215	5.25%	$2,085,533	November 2007

Tax Information (Unaudited)

Vermont designates $1,711,161 as exempt-interest dividends for the calendar year ended December 31, 2007.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$15.70	$15.64	$15.98
Income from investment operations
Net investment income	.55	.55	.56
Net realized and unrealized gain (loss)	(.03)	.07	(.24)
Total from investment operations	.52	.62	.32
Distributions from
Net investment income	(.55)	(.56)	(.56)
Net realized gains	(.01)	--	(.10)
Total distributions	(.56)	(.56)	(.66)
Total increase (decrease) in net asset value	(.04)	.06	(.34)
Net asset value, ending	$15.66	$15.70	$15.64

Total return *	3.40%	4.03%	2.05%
Ratios to average net assets: A
Net investment income	3.54%	3.53%	3.56%
Total expenses	.81%	.79%	.81%
Expenses before offsets	.81%	.73%	.81%
Net expenses	.80%	.72%#	.80%
Portfolio turnover	15%	5%	13%
Net assets, ending (in thousands)	$48,605	$49,041	$49,586

	Years Ended
	December 31,	December 31,
Class A Shares	2004	2003
Net asset value, beginning	$16.16	$16.21
Income from investment operations
Net investment income	.56	.60
Net realized and unrealized gain (loss)	(.18)	.10
Total from investment operations	.38	.70
Distributions from
Net investment income	(.56)	(.60)
Net realized gains	--	(.15)
Total distributions	(.56)	(.75)
Total increase (decrease) in net asset value	(.18)	(.05)
Net asset value, ending	$15.98	$16.16

Total return *	2.44%	4.42%
Ratios to average net assets: A
Net investment income	3.53%	3.70%
Total expenses	.81%	.80%
Expenses before offsets	.80%	.79%
Net expenses	.80%	.79%
Portfolio turnover	15%	26%
Net assets, ending (in thousands)	$51,655	$52,888

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

#     Net expenses would have been .78% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 5, 2007, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio's performance was below the median of its peer group for the one-, three- and five-year periods ended June 30, 2007. The Board took into account management's discussion of the Portfolio's performance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that the Portfolio's performance is being addressed.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were below the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

Trustee and Officer Information Table

				(Not Applicable to Officers)
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 59	Trustee	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
DOUGLAS E. FELDMAN, M.D. AGE: 59	Trustee	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN GUFFEY, JR. AGE: 59	Trustee	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 62	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	25	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 70	Trustee	1982 (CMF - 1992)	Retired executive.	25	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK * AGE: 55	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	41	Calvert Social Investment Foundation
DAVID R. ROCHAT* AGE: 70	Trustee	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq.* AGE: 59	Trustee & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 55	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	1996

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc. investment advisor to the Funds.

TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/07
	$	%*	$	% *
(a) Audit Fees	$64,460	0%	$67,430	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$11,000	0%	$11,550	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$75,460	0%	$78,980	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/06		Fiscal Year ended 12/31/07
$	%*	$	% *
$8,500	0%	$5,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

          Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

          Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

          Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:   /s/ Barbara J. Krumsiek
          Barbara J. Krumsiek
          President -- Principal Executive Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: February 28,2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: February 28, 2008